EXHIBIT 10.23(b)

                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT
                                       AND
                      NON-QUALIFIED STOCK OPTION AGREEMENT

     This AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made January 20, 1997 by and between Valassis Communications, Inc. (the "Corporation") and William F. Hogg (the "Executive).

     WHEREAS, the Corporation and the Executive entered into that certain employment agreement effective as of March 18, 1992, as amended December 22, 1995 (the "Employment Agreement");

     WHEREAS, the Corporation entered into a NON-QUALIFIED STOCK OPTION AGREEMENT with the Executive effective on June 17, 1993 (the "Option Agreement"); and

     WHEREAS, the Corporation and the Executive desire to amend the Employment Agreement and the Option Agreement to extend the term of employment under the Employment Agreement.

     NOW THEREFORE, in consideration of the above recitals, the parties hereto agree as set forth below.

     1. Section 1(b) of the Employment Agreement shall be amended to read in its entirety as follows:

          "The Employment Period shall commence as of the consummation date (the "Effective Date") of the initial public offering of the common stock of VCI (the "IPO") and shall continue until the close of business on September 30, 1999."

     2. All other terms of the Employment Agreement and the Option Agreement shall remain in full force and effect.

     3. This instrument, together with the Employment Agreement and the Option Agreement, contains the entire agreement of the parties with respect to the subject matter hereof. The amendments to the Employment Agreement and the Option Agreement contained in this Amendment shall be effective from and after January 1, 1997.

     IN WITNESS WHEREOF, the Executive and the Corporation have caused this Agreement to be executed as of the day and year first above written.


                                            /s/ Valassis Communications, Inc.
                                            ------------------------------------


                                            /s/ William F. Hogg, Jr.
                                            ------------------------------------